SIERRA TACTICAL MUNICIPAL FUND

Class A shares: STMKX

Class N shares: STMNX

Investor Class: STMEX

Instl Class: STMYX

(a series of Northern Lights Fund Trust)

Supplement dated August 28, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated December 26, 2018

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

 Please be advised that effective August 27, 2019, the names of the below share classes have changed. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

Former Name	New Name
Class N Shares	Investor Shares
Investor Class	Instl Shares
Instl Class	Special Shares

* * * * * *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 26, 2018, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.